SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K
                                 CURRENT REPORT




     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934





         Date of Report (Date of Earliest Event Reported) March 17, 2003



COMMISSION FILE NUMBER:  1-5555


                            WELLCO ENTERPRISES, INC.
                            -------------------------
               (Exact name of registrant as specified in charter)


NORTH CAROLINA                                               56-0769274
------------------------                     -----------------------------------
(State of Incorporation)                     I.R.S. Employer Identification No.)





            150 Westwood Circle, P.O. Box 188, Waynesville, NC 28786
                     (Address of Principal Executive Office)


Registrant's telephone number, including area code 828-456-3545
                                                   ------------





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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

The Audit Committee of the Board of Directors of Wellco Enterprises, Inc. appoints Wellco's independent public accountants. On March 17, 2003, Wellco's Audit Committee decided to engage Crisp Hughes Evans LLP to serve as Wellco's independent public accountants for 2003 and therefore to no longer engage Deloitte & Touche LLP as their independent public accountants.

Deloitte & Touche's reports on Wellco's consolidated financial statements for each of the years ended June 29, 2002, June 30, 2001, and July 1, 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended June 29, 2002, June 30, 2001, and July 1, 2000 and through the date of this Form 8-K, there were no disagreements with Deloitte & Touche on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to Deloitte & Touche's satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Company's consolidated financial statements for such years; and there were no reportable events as defined in
Item 301 (a)(1) (v) of Regulation S-K.

Wellco provided Deloitte & Touche with a copy of the foregoing disclosures. Attached as Exhibit 16 is a copy of Deloitte & Touche's letter, dated March 17, 2003, stating its agreement with such statements.

During Wellco's two most recent fiscal years and through the date of this Form 8-K, Wellco did not consult Crisp Hughes Evans LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Wellco's consolidated financial statements, or any other matters or reportable events listed in Items 304 (a) (2) (i) and (ii) of Regulation S-K.




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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

c) Exhibits. The following exhibits are filed with this document.



Exhibit 16:

Letter from Deloitte & Touche LLP to the Securities and Exchange Commission dated March 17, 2003



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             WELLCO ENTERPRISES, INC.






 /s/ David Lutz
 David Lutz
 President - Chief Executive Officer


Dated: March 17, 2003




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                                                                      Exhibit 16

   Letter from Deloitte & Touche LLP to the Securities and Exchange Commission
                              dated March 17, 2003




March 17, 2003

Securities and Exchange Commission
Mail Stop 11-3
450 5th Street, N.W.
Washington, D.C.  20549

Dear Sirs/Madams:

We have read Item 4 of Wellco Enterprises, Inc.'s Form 8-K dated March 17, 2003, and have the following comments:

         1.  We agree with the statements made in paragraphs one through four.

         2. We have no basis on which to agree or disagree with the statements made in paragraph five.


Yours truly,

DELOITTE & TOUCHE LLP
Charlotte, North Carolina






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